UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2023

Neoleukin Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

188 East Blaine Street, Suite 450

Seattle, Washington 98102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 245-0312

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported on the Current Report on Form 8-K filed by Neoleukin Therapeutics, Inc. (the “Company”) on July 18, 2023 (the “July 8-K”), the Company, Project North Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Neurogene Inc., a Delaware corporation (“Neurogene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Neurogene, with Neurogene continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

On November 30, 2023, the Company agreed, concurrently with or prior to the closing of the Merger (“Closing”), it will enter into a revised Contingent Value Rights Agreement (“Revised CVR Agreement”) with the Rights Agent (as defined in the Revised CVR Agreement) and the Lease Representative (as defined in the Revised CVR Agreement), which revises the form of Contingent Value Rights Agreement (“Prior CVR Agreement”), which was filed as Exhibit 10.1 to the July 8-K. The Revised CVR Agreement revises the Prior CVR Agreement by including (i) a $500,000 de minimis threshold on CVR Payments (as defined in the Revised CVR Agreement) during the applicable CVR Payment Period (as defined in the Revised CVR Agreement); provided, that any unpaid CVR Payments will be distributed before June 30, 2029 regardless of whether the accrued CVR Payments at such time equal or exceed the $500,000 de minimis threshold and (ii) 100% of the unused balance of the Lease Negotiation Holdback (as defined in the Merger Agreement) that is no longer required to be withheld in the Gross Proceeds (as defined in the Revised CVR Agreement).

The foregoing description of the Revised CVR Agreement is qualified in its entirety by reference to the Form of Revised CVR Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (“Securities Act”)) concerning Neurogene, the Company, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of the Company and Neurogene, as well as assumptions made by, and information currently available to, management of the Company and Neurogene. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, expectations regarding the proposed merger and financing transactions; the potential benefits and results of such transactions; and the expected timing of the closing of the proposed transactions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of each company; the significant net losses incurred since inception of each company; the ability to raise additional capital to finance operations; the ability to advance product candidates through non-clinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Neurogene’s product candidates; the outcome of non-clinical testing and early clinical trials for Neurogene’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; Neurogene’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the ability to identify and pivot to other programs, product candidates, or indications that may be more profitable or successful than Neurogene’s current product candidates; expectations regarding the market and potential for Neurogene’s current product candidates; the substantial competition Neurogene faces in discovering, developing, or commercializing products; the negative impacts of the COVID-19 pandemic on operations, including ongoing and planned clinical trials and ongoing and planned non-clinical studies; expectations regarding the potential tolerability, safety or efficacy for Neurogene’s current product candidates; the ability to attract, hire, and retain skilled executive officers and employees; the ability of the Company or Neurogene to protect their respective intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to obtain stockholder approval for the proposed transactions from both the Company and Neurogene’s stockholders or to complete the transactions in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of the parties to consummate the proposed transactions; risks related to the Company’s continued listing on the Nasdaq Capital Market until closing of the proposed transactions; risks related to the Company’s and Neurogene’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed transactions, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or the financing transaction; competitive responses to the proposed transactions; unexpected costs, charges or expenses resulting from the proposed transactions; the outcome of any legal proceedings that may be instituted against the Company, Neurogene or any of their respective directors or officers related to the merger, the financing transaction, or the proposed transactions contemplated thereby; potential adverse reactions of changes to business relationships resulting from the announcement or completion of the proposed transactions; the effect of the announcement or pendency of the transactions on the Company’s or Neurogene’s business relationships, operating results and business generally; the expected trading of the combined company’s stock on Nasdaq Capital Market under the ticker symbol “NGNE” and the combined company’s ability to remain listed following the proposed transactions; and legislative, regulatory, political and economic developments and general market conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, the registration statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) by the Company, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. There can be no assurance that the conditions of the proposed transactions will be satisfied or that future developments affecting Neurogene, the Company or the proposed transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene and the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, the Company and Neurogene undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This communication contains hyperlinks to information that is not deemed to be incorporated by reference into this communication.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transactions Has Been Filed with the SEC

This communication is not a substitute for the registration statement or for any other document that the Company has filed with the SEC in connection with the proposed transactions. In connection with the proposed transactions, the Company has filed a registration statement on Form S-4 that contains a proxy statement/prospectus of the Company. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NEUROGENE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.neoleukin.com), the investor relations website (https://investors.neoleukin.com/) where anyone can obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

The Company, Neurogene and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus included in the registration statement on Form S-4 filed by the Company with the SEC on August 21, 2023, as subsequently amended on September 28, 2023, October 18, 2023 and November 8, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Revised CVR Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: December 4, 2023	By:	/s/ Donna M. Cochener
	Name:	Donna M. Cochener
	Title:	Interim Chief Executive Officer, General Counsel and Corporate Secretary